Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO FOURTH

AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 9, 2025 (the “Seventh Amendment Effective Date”), by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the Seventh Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the Borrower has requested that Administrative Agent and the Lenders amend the Existing Credit Agreement in certain respects, subject to the terms and conditions set forth herein, and Administrative Agent and the Lenders have agreed to such request on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Administrative Agent and the Lenders party hereto hereby agree as follows:

SECTION 1.          Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended in the manner provided in this Section 1.

1.1           Additional Definition. The following definition shall be and it hereby is added to Section 1.1 of the Existing Credit Agreement in alphabetical order:

“Seventh Amendment Effective Date” means December 9, 2025.

1.2           Amended Definitions. The following definitions in Section 1.1 of the Existing Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

“Applicable Interest Rate” means, with respect to each Advance, Term SOFR or the Alternate Base Rate, as selected by Borrower from time to time subject to the terms and conditions of this Agreement, plus, in each case, the Applicable Margin with respect thereto.

MRC Energy Company
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“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR. For the avoidance of doubt, the initial Floor for Term SOFR shall be zero.

“SOFR Advance” means an Advance that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“SOFR Borrowing” means a Borrowing that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“Type”, when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to the Alternate Base Rate or Term SOFR.

1.3           Benchmark Replacement. Clause (a) of the definition of “Benchmark Replacement” in Section 1.1 of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a)        Daily Simple SOFR; or

1.4           Deleted Definitions. The definitions of “Adjusted Daily Simple SOFR” and “Adjusted Term SOFR Rate” in Section 1.1 of the Existing Credit Agreement shall be and they hereby are deleted in their entirety.

1.5           Interest Rates; Benchmark Notification. Section 1.6 of the Existing Credit Agreement shall be and it hereby is amended by deleting the reference to “Adjusted Term SOFR” therein.

1.6           Interest Payments. Section 2.6(b) of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b)        Interest on each SOFR Advance shall accrue at Term SOFR plus the Applicable Margin and shall be payable in immediately available funds on the last day of the Interest Period applicable thereto (and, if any Interest Period shall exceed three months, then on the last Business Day of the third month of such Interest Period, and at three month intervals thereafter). Interest accruing at Term SOFR shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to but not including the last day thereof.

1.7           Mandatory Prepayment of Advances. Section 2.10(f) of the Existing Credit Agreement shall be and it hereby is amended by replacing “the Adjusted Term SOFR Rate” in the first sentence therein with “Term SOFR”.

MRC Energy Company
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1.8           Borrowing Base. Section 4.1 of the Existing Credit Agreement shall be and it hereby is amended by replacing “As of the Fifth Amendment Effective Date, the Borrowing Base shall be $2,500,000,000” in the last sentence therein with “As of the Seventh Amendment Effective Date, the Borrowing Base is $3,250,000,000”.

1.9           Limitation on Debt. Section 8.1(s) of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(s)        Debt constituting Permitted Pari Passu Debt (including any refinancing, refundings and renewals thereof (without increasing the principal amount thereof)), in an aggregate amount not to exceed the least of (i) the Borrowing Base less the aggregate Revolving Credit Elected Commitments, (ii) the aggregate Revolving Credit Elected Commitments and (iii) one-third (1/3) of the aggregate Pari Passu Obligations, calculated on a pro forma basis after giving effect to each proposed incurrence of such Permitted Pari Passu Debt; and

1.10         Benchmark Replacement. Section 11.3 of the Existing Credit Agreement shall be and it hereby is amended by (i) deleting “the Adjusted Term SOFR Rate or” from clause (a)(i) thereof, and (ii) replacing each other instance of “the Adjusted Term SOFR Rate” with “Term SOFR” and replacing each instance of “Adjusted Daily Simple SOFR” with “Daily Simple SOFR”.

1.11         Changes in Law. Section 11.5(a)(i) of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(i)        impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirements, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in Term SOFR) or any Issuing Lender;

SECTION 2.          Reaffirmation of Borrowing Base; Elected Commitments. This Amendment shall constitute notice of a redetermination of the Borrowing Base pursuant to Section 4.2 of the Credit Agreement, and Administrative Agent, the Lenders constituting at least the Supermajority Lenders and the Borrower hereby acknowledge that, effective as of the Seventh Amendment Effective Date, (i) the Borrowing Base shall be reaffirmed at $3,250,000,000 and (ii) the Revolving Credit Aggregate Commitment shall be $2,250,000,000, and such reaffirmed Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The reaffirmation of the Borrowing Base contained in this Section 2 shall constitute the Determination Date to occur on or about November 1, 2025.

SECTION 3.          Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reaffirmation of the Borrowing Base and Revolving Credit Aggregate Commitment contained in Section 2 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1           Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower, the Lenders, and the Administrative Agent and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor.

MRC Energy Company
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3.2           Fees. Administrative Agent shall have received evidence reasonably satisfactory to it that all fees due and payable on or before the Seventh Amendment Effective Date as separately agreed upon by the Borrower and the applicable recipients thereof in connection with this Amendment, if any, have been paid by the Borrower.

3.3           Notes. Administrative Agent shall have received Notes duly executed by the Borrower for each Lender that requests a Note in accordance with Section 2.2(e) of the Credit Agreement.

3.4           No Default. No Default or Event of Default shall have occurred and be continuing.

3.5           Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.          Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1           Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.

4.2           Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower, the Parent and each other Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate, limited liability company or limited partnership, as applicable, powers, have been duly authorized by necessary corporate action by such Credit Party, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which such Credit Party is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.

4.3           Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application.

MRC Energy Company
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4.4           No Default. No Default or Event of Default has occurred and is continuing.

SECTION 5.          Miscellaneous.

5.1           Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.

5.2           Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3           Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

5.4           Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.5           Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.6           Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7           Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

MRC Energy Company
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5.8           Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

5.9           Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.10         Reference to and Effect on the Loan Documents.

(a)           This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

MRC Energy Company
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

MRC ENERGY COMPANY,
as Borrower

By:	/s/ Bryan A. Erman
Name:	Bryan A. Erman
Title:	Co-President, Chief Legal Officer and Head of M&A

MRC Energy Company
Seventh Amendment	Signature Page

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Lender and an Issuing Lender

By:	/s/ Denise Davis
Name:	Denise Davis
Title:	Managing Director

MRC Energy Company
Seventh Amendment	Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Christopher Baethge
Name:	Christopher Baethge
Title:	Vice President

MRC Energy Company
Seventh Amendment	Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	Senior Vice President

MRC Energy Company
Seventh Amendment	Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

MRC Energy Company
Seventh Amendment	Signature Page

TRUIST BANK,
as a Lender and an Issuing Lender

By:	/s/ FARHAN IQBAL
Name:	FARHAN IQBAL
Title:	Director

MRC Energy Company
Seventh Amendment	Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Managing Director

MRC Energy Company
Seventh Amendment	Signature Page

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Lyle Levy
Name:	Lyle Levy
Title:	Director

MRC Energy Company
Seventh Amendment	Signature Page

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Cameron Spence
Name:	Cameron Spence
Title:	Vice President

MRC Energy Company
Seventh Amendment	Signature Page

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

MRC Energy Company
Seventh Amendment	Signature Page

MUFG BANK, LTD.,
as a Lender

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Authorized Signatory

MRC Energy Company
Seventh Amendment	Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

MRC Energy Company
Seventh Amendment	Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Sam Cutler
Name:	Sam Cutler
Title:	Director

MRC Energy Company
Seventh Amendment	Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

MRC Energy Company
Seventh Amendment	Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Elizabeth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

MRC Energy Company
Seventh Amendment	Signature Page

COMERICA BANK,
as a Lender

By:	/s/ Daniel Voigt
Name:	Daniel Voigt
Title:	Vice President

MRC Energy Company
Seventh Amendment	Signature Page

BOKF, NA dba Bank of Texas,
as a Lender

By:	/s/ Drew Krittenbrink
Name:	Drew Krittenbrink
Title:	Vice President

MRC Energy Company
Seventh Amendment	Signature Page

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By:	/s/ Stacy Goldstein Cartier
Name:	Stacy Goldstein Cartier
Title:	Senior Vice President

MRC Energy Company
Seventh Amendment	Signature Page

ZIONS BANCORPORATION, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

MRC Energy Company
Seventh Amendment	Signature Page

CATHAY BANK,
as a Lender

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

MRC Energy Company
Seventh Amendment	Signature Page